Exhibit 10.64b
                                                            --------------

                           AMSC SUBSIDIARY CORPORATION
                                    Term Note


$10,000,000                                                   New York, New York
                                                               December 30, 1997


                  FOR VALUE RECEIVED, the undersigned, a Delaware corporation dually incorporated as a Virginia Public Service corporation (the "Borrower"), hereby PROMISES TO PAY to the order of HUGHES COMMUNICATIONS SATELLITE SERVICES, INC., a Delaware company (the "Lender"), its successors or assigns, in lawful money of the United States of America and in immediately available funds, the amount of TEN MILLION DOLLARS ($10,000,000) (or, if less, the unpaid principal amount of Loans made by Lender to the Borrower under the Loan Agreement referred to below) on the Maturity Date and to pay interest from and after the date hereof on the unpaid principal amount hereof at the rates and on the dates provided in the Loan Agreement referred to below.

                  This Note is issued pursuant to that certain Bridge Loan Agreement, dated as of December 30, 1997, by and among the Borrower, American Mobile Satellite Corporation and Lender, (as such agreement may be amended, modified or otherwise supplemented from time to time, the "Loan Agreement"), and is entitled to the benefit and security as provided for therein, to which reference is hereby made for a statement of all of the terms and conditions under which the loans evidenced hereby are made. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                  If any payment on this Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                  Upon and after the occurrence of an Event of Default, without demand, notice or legal process of any kind, this Note may be declared, and immediately shall become, or may automatically (without any notice) become, due and payable.

                  Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.

                  This Note has been delivered and accepted at New York, New York and shall be interpreted, governed by and construed in accordance with, the laws of the State of New York.

                                            AMSC SUBSIDIARY CORPORATION




                                            By:/s/Gary M. Parsons
                                               Name:  Gary M. Parsons
                                               Title: CEO, President